UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2005

INDEPENDENT ASSET MANAGEMENT CORP.

(Exact name of registrant as specified in its charter)

NEVADA	000-29451	88-0448320
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

770 E. Warm Springs Rd., Suite 250
Las Vegas, Nevada	89119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 866-5839

Copies of Communication to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, Ca 92101

(619) 595-4882

Fax (629) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On August 1, 2005, Debra Amigone, the Registrant’s sole officer and director, sold 9,681,307 shares of the Registrant’s common stock owned by Ms. Amigone to Anthony DeMint, our recently appointed President, for $500 in cash. The shares sold by Ms. Amigone to Mr. DeMint, represent 100% of the Registrant’s issued and outstanding shares of common stock.

Mr. DeMint used his personal funds for the purchase of the shares from Ms. Amigone.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	Resignation of Directors and Officer

On August 1, 2005, Debra Amigone resigned as the sole officer and director of the Registrant. Ms. Amigone’s resignation was not a result from any disagreement with the Registrant or management.

(c)	Appointment of Officers

Anthony DeMint

On August 1, 2005 prior to with Ms. Amigone’s resignation, Mr. DeMint was appointed President, Secretary and Treasurer of the Registrant.

Mr. DeMint is also sole officer and Director of Accessory Specialists Incorporated, Tac Asset Corp., Your Domain.Com, Nothing Corp., Calif Acquisitions, Inc., Take A Ride, Inc., Interbank Capital Corp., Tell-A-Tale Incorporated, Too Late Financial Corporation, Vanity Enterprises, Inc. and YFC 355 Corp, which are also blank check companies registered under the 34 Act. Since 1997, Mr. DeMint has been president and managing director of the Securities Law Institute, a federal securities consulting firm. As the managing director of Securities Law Institute, Mr. DeMint has assisted numerous companies in strategic corporate structuring, merger and acquisition planning, and early round pre-financing guidance. Mr. DeMint also serves as CEO/President and a Director of DaVinci-Franklin Fund I, LLC and DaVinci-Franklin Capital, private venture capital companies. In addition, Mr. DeMint has served as an officer and director for several public and private corporations. Mr. DeMint holds a B.A. Degree in Economics from the University of Nevada Las Vegas. Further, Mr. DeMint currently holds a North American Securities Administrators Association (NASAA) Series 63 license.

(d)	Election of New Directors

On August 1, 2005, the board of directors elected Anthony DeMint as a member of the Registrant’s board of directors. Mr. DeMint is now the sole director of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT ASSET MANAGEMENT CORP.

By:/s/ Anthony DeMint
Anthony DeMint, President

Date: August 9, 2005